UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2010

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Wiley Post Way, Suite 120, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 355-6255

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 19, 2010, World Heart Corporation (“WorldHeart”) issued a press release announcing the first U.S. implant of the Levacor™ Ventricular Assist Device (“VAD”) at INTEGRIS Baptist Medical Center in Oklahoma City on Wednesday, January 13, 2010.  This is the first implant in the Levacor VAD  bridge-to-transplant study, which is expected to enroll 160 patients, pursuant to a recently approved U.S. Investigational Device Exemption.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1  Press Release, dated January 19, 2010, regarding the first U.S. implant of the Levacor VAD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010

WORLD HEART CORPORATION

	By:	/s/ Morgan R. Brown
	Name:	Morgan R. Brown
	Title:	Executive Vice President and Chief Financial Officer